JTH Holding, Inc. I n v e s t o r P r e s e n t a t i o n

Safe Harbor Statement This presentation may contain forward-looking statements within the meaning of the securities laws. Forward- looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words or variations of words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “projects”, “forecasts”, “targets”, “would,” “will”, “should,” “could,” or “may” or other similar expressions. Forward-looking statements provide management’s current expectations or predictions of future conditions, events or results. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements. They may include estimates of revenues, income, earnings per share, capital expenditures, dividends, liquidity, capital structure or other financial items, descriptions of management’s plans or objectives for future operations, products or services, or descriptions of assumptions underlying any of the above. All forward-looking statements speak only as of the date they are made and reflect the Company’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance or events. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions, factors, or expectations, new information, data or methods, future events or other changes, except as required by law. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, a variety of economic, competitive and regulatory factors, many of which are beyond the Company’s control and that are described in our Annual Report on Form 10-K for the fiscal year ended April 30, 2013 in the section entitled “Risk Factors”, as well as additional factors we have described and may describe from time to time in other filings with the Securities and Exchange Commission. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties. 2

Agenda The Industry The Company Financial Overview Future Opportunities

129 130 130 130 132 134 138 143 142 141 143 146 147 150 152 154 Certainties in Life - Death, Taxes and Change! 4 Source: IRS.gov, Publication 6187, SOI Tax Stats Historical Table 1, figures are for calendar years Total Number of Individual Tax Returns 2001 – 2012 CAGR 1.1% 2013P – 2016P CAGR 1.5% (in millions)

Market Segmentation Has Remained Consistent 5 58% 59% 60% 62% 63% 63% 63% 60% 61% 60% 61% 60% 42% 41% 40% 38% 37% 37% 37% 40% 39% 40% 39% 40% 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Paid Preparer DIY Source: JTH Holding, Inc. estimates and IRS data.

Opportunity in Paid Preparer Segment 6 77% Other 2% Liberty 3% Jackson Hewitt 18% H&R Block Liberty’s Focus

Industry is Attractive to Entrepreneurs  Predictability and history of tax industry adds a sense of security  Low capital requirements  Short duration of tax season results in low annual overhead  Labor force is plentiful and inexpensive  Annual filing requirements result in “annuity like” demand  Recession resistant  Significant operating margins 7

5-Jan 12-Jan 19-Jan 26-Jan 2-Feb 9-Feb 16-Feb 23-Feb 1-Mar 8-Mar 15-Mar 22-Mar 29-Mar 5-Apr 12-Apr 19-Apr 26-Apr Two Tax Seasons Early Season - “Fastest Access to Refund”  younger customer base  lower income  simple returns 8 Late Season - “Lowest Tax”  older customer base  higher income  more complex returns FY 2012 Source: JTH Holding, Inc.

Agenda The Industry The Company Financial Overview Future Opportunities

Company Overview  JTH Holding, Inc. is the parent company of Liberty Tax Service  Fastest-growing national retail preparer of paid tax returns  Third largest in the United States and second largest in Canada  Attractive, low-cost platform for entrepreneurs  Remarkably stable industry with consolidation opportunities  Ranked the 7th best franchise on Forbes “Top 20 Franchises for the Buck” in February 2012 10

Liberty’s Competitive Advantage  Systematic approach and unique marketing strategies  Three prong operational approach (Franchisee, Area Developer & Corporate)  No CEO turnover  During the 21st century, Liberty has grown by more returns than H&R Block and Jackson Hewitt combined  In-house certification program for tax preparers 11 Source: JTH Holding, Inc., IRS and public information.

John Hewitt – Founder and CEO 12  44 years of industry experience  Accounting Today named Hewitt one of the 100 most influential people in accounting 12 times  Only person to have founded two separate franchise companies ranked in the top 25 in the world by Entrepreneur magazine  Only person to have founded two different companies with over 4,000 locations  By far the longest tenured CEO of industry players Joined H&R Block Opened the 500th Jackson Hewitt office Entrepreneur of the Year for the state of Virginia by Ernst & Young Honored by the International Franchise Association as its Entrepreneur of the Year 1969 1992 Resigned from Jackson Hewitt 1996 2003 2006 1989 Opened Jackson Hewitt offices in 169 Montgomery Ward Department Stores Founded Liberty Tax Service 2000 Began expanding Liberty Tax in the U.S. 2009 2011 Opened the 3,000th Liberty Tax office 2 million tax returns filed 2012 Opened the 4,000th Liberty Tax office

Experienced Leadership 13 With Liberty In Industry John T. Hewitt Founder & CEO 16 44 Mark F. Baumgartner Chief Financial Officer & CEO of JTH Financial 10 10 Jim Wheaton General Counsel, Vice President of Legal & Government Affairs 3* 15 Chris Carroll Vice President of Sales and Marketing - 2 * Jim Wheaton served as outside counsel for Liberty since 1998.

# Attractive, Scalable Franchise Model

## ***Two-Tier Franchise System***

### AD Areas

- Use ADs to build out retail franchise base by marketing available franchise territories
- Currently, there are ~4,000 unsold franchise territories located within them
- Opportunities often arise to acquire AD areas in more mature markets at favorable terms

### Franchise Territories

- ~10,000 territories in the U.S., each targets ~30,000 people
- At the end of FY 2013, Liberty had over 2,200 franchisees and over 4,500 offices in the U.S. and Canada



OWN A
FRANCHISE
JOIN THE FASTEST-
GROWING TAX
PREPARATION
COMPANY.

14

Overview of Financial Products • Direct deposit of tax refund into a temporary bank account opened in customer’s name • Delivery of a paper check or a prepaid card containing the balance of the refund net of related fees Refund Transfer • Instant Cash Advance (ICA) – state-based lending program offered by a partner of JTH Financial • MyTurnTM MasterCard – secured credit card offered through Meta Bank with refund as collateral Loan-based • Tax refund can be deposited onto a prepaid card • Prepaid cards are branded with Liberty logo Prepaid Card 15 Liberty developed a proprietary processing system to handle these transactions

Transitioning to Refund Transfer Product 16 ~50% of U.S. Customers Receive Financial Product Financial Product Composition 31.7% 12.6% 10.6% 4.3% 68.3% 87.4% 89.4% 95.7% 2010 2011 2012 2013 RALs/ICAs Refund Transfer Financial Product by Provider 100.0% 96.7% 79.2% 44.5% 3.3% 20.8% 55.5% 2010 2011 2012 2013 Third Party In-House Successful launch of JTH Financial in FY 2011

Fiscal Year 2013 Highlights 17 Tax Returns Prepared 2.3 M Locations in U.S. and Canada 4,520 Franchisees 2,211 Area Developers ~130 Systemwide Revenue $381.2 M

Agenda The Industry The Company Financial Overview Future Opportunities

Fiscal Year 2013 Results 19 Total Revenues $147.6M Total Operating Expenses $116.8M Net Income $17.6M EPS $1.25 Net Income Margin 11.9%

Growth in Key Metrics 20 1,801 1,901 1,941 2,098 2,211 2009 2010 2011 2012 2013 Total Franchisees CAGR = 5.3% 3,091 3,531 3,845 4,183 4,520 2009 2010 2011 2012 2013 Total Offices CAGR = 10.0% Total Returns (in thousands) CAGR = 6.5% 1,766 1,912 2,044 2,188 2,275 2009 2010 2011 2012 2013 Systemwide Revenue (in millions) CAGR = 11.8% $243.6 $304.3 $338.6 $359.1 $381.2 2009 2010 2011 2012 2013

Financial Performance 21 Adjusted Net Income1 CAGR = 10.7% Revenue CAGR = 10.0% $100.8 $112.6 $117.9 $131.2 $147.6 2009 2010 2011 2012 2013 $13.0 $15.7 $14.6 $17.2 $19.5 2009 2010 2011 2012 2013 1 Net income adjusted for non-recurring items. See reconciliation on page 34. ($ in millions)

Other, 3% Tax Preparation, 7% Interest Income, 9% Financial Products, 21% Royalties and Advertising Fees, 49% Franchise and AD Fees, 11% Revenue Composition is Shifting to Recurring 22 2009 Revenue $100.8 Million 2013 Revenue $147.6 Million Other, 3% Tax Preparation, 5% Interest Income, 9% Financial Products, 18% Royalties and Advertising Fees, 48% Franchise and AD Fees, 17% Recurring revenue increasing as a percentage of revenue

Balance Sheet is Strong 23 April 30, 2013 Cash and cash equivalents $19.0 Million Receivables, net $71.3 Million Debt $27.7 Million Stockholders’ equity $81.8 Million

Credit Facility 24 Term 5 Years Maturity April 30, 2017 Term Loan Amount $25 Million Line of Credit Amount $143.35 Million Remaining Accordion $31.65 Million Rate Libor + 1.63% 1 1 Applicable margin varies from 1.50% to 2.25% and adjusts throughout the term of the credit facility if triggered by certain increases and decreases in our leverage ratio

Agenda The Industry The Company Financial Overview Future Opportunities

Competitive advantage because no other company offers a single database for both Brick and Mortar offices and DIY customers NextGen - Single Tax Platform 26 Single Customer Database Single Tax Application & Content (Tax Rules) Two Interfaces Platform Roll-out: DIY – Tax Season 2013, Offices – Tax Season 2014 DIY Offices

Area Developer Repurchases • 50/50 split of franchise fees and royalties in territories under an Area Developer • Repurchasing a recurring revenue line with little incremental operating expense $19.1 $22.0 $23.1 $23.9 $25.7 2009 2010 2011 2012 2013 Area Developer Expense ($ in millions) 27

Affordable Care Act • Opportunity this year • Educational seminars on the impact of health care reform • Marketing materials with scenarios for individuals, families, small businesses • Website to answer questions • Opportunity in the future • Possible new tax form adding complexity • May cause shift from DIY to paid • May allow for price increase • Possibility of new filers looking to take advantage of subsidies • Possible partnerships to assist customers in obtaining insurance policies 28 www.healthcaretaxinfo.com

Positioned for Possible Immigration Reform • Over 900 Hispanic Certified offices with bilingual staff • Dedicated line that directs Spanish speaking individuals to find a Certified office close to them • Dedicated Hispanic marketing team • Created Una Familia Sin Fronteras Foundation, a non-profit foundation, that focuses on educating new Hispanic immigrants • Spanish website with Office Locator, Spanish consumer and Press blogs • Partnerships with selected Latin America consulates across the U.S. 29

Una Familia Sin Fronteras Accomplishments • Over 400 partners • Embraced by White House Initiative on Educational Excellence for Hispanics • Participated in Finance Education Week in partnership with Mexican Consulate • Created preferred partnerships with Institute for Mexicans in the Exterior (IME), IME Becas, and the Mexican Consulates • Alliance with the U.S. Department of Education The Future • Educational outreach through the U.S. Small Business Administration • Speaking engagements at Hispanic conferences (six in 2013) • Fiscal and financial education TV and radio shows on major Spanish stations • Meetings with the Department of Labor and the Department of Commerce to create an Hispanic outreach program 30

Conversion of Mom and Pops 31

JTH Holding, Inc. I n v e s t o r P r e s e n t a t i o n

Appendix

Non-GAAP Reconciliation 34 2013 2012 2011 2010 2009 Net income - as reported 17,627$ 16,383$ 14,670$ 14,389$ 13,157$ Add back (net of tax): 1,607 - - - - Restructuring charge 260 - - - - Costs associated with postponed IPO - 845 - - - Foreign currency transaction gains - (3) (44) (633) 263 Net gain in short-term investments - - - (1,532) (444) Loss on discontinued use of software - - - 3,478 - Net income - as adjusted 19,494$ 17,225$ 14,626$ 15,702$ 12,976$ Earnings per diluted share - as adjusted 1.39$ 1.22$ 1.00$ 1.04$ 0.84$ Fiscal years ended April 30, JTH Holding, Inc. GAAP to Non - GAAP Reconciliation Unaudited, amounts in thousands, except per share and share data We report our financial results in accordance with generally accepted accounting principles (GAAP). However, we believe certain non-GAAP performance measures and ratios used in managing the business may provide additional meaningful comparisons between current year results and prior periods. Reconciliations to GAAP financial measures are provided below. These non-GAAP financial measures should be viewed in addition to, not as an alternative for, our reported GAAP results. Adjusted Net Income Stock-based compensation expense related to liability classified awards